SUPPLEMENT DATED SEPTEMBER 15, 1999
TO PROSPECTUSES DATED MAY 1, 1999
--------------------------------------------------------------------------------
                     VARIABLE ACCUMULATION ANNUITY CONTRACTS

                                    Issued by
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                                   Through its
                             SEPARATE ACCOUNT NO. 2
--------------------------------------------------------------------------------

Mutual of America Life Insurance Company hereby supplements, as described below, the information in its Prospectuses, dated May 1, 1999, for the variable accumulation annuity contracts it offers through its Separate Account No. 2, namely: (1) Tax Deferred Annuity ("TDA") Contracts; Voluntary Employee Contribution ("VEC") Contracts; Individual Retirement Annuity ("IRA") Contracts; and Flexible Premium Deferred Annuity ("FPA") Contracts (the "TVIF Prospectus");
(2) Contracts for use by Thrift Plans (the "Thrift Prospectus"); and (3) Contracts for use by Section 457 Plans (the "Section 457 Prospectus").

                                   ----------

TVIF PROSPECTUS: Any individual eligible to make contributions to an IRA may purchase an IRA Contract from us. Any individual, and any employer seeking a depository for its deferred compensation obligations to employees, may purchase an FPA Contract from us. We no longer limit the sale of our IRA and FPA Contracts to individuals who work (or formerly worked) for not-for-profit organizations and to family members of those individuals, or the sale of FPA Contracts to not-for-profit employers.

TVIF, THRIFT AND SECTION 457 PROSPECTUSES: The discussions in the section "How to Contact Us and Give Us Instructions," under "Transfers and Allocation Changes by Telephone" in the Thrift Prospectus and Section 457 Prospectus and
"Transfers, Allocation Changes and Withdrawals by Telephone" in the TVIF Prospectus, are supplemented as follows:

   As of December 1, 1999 (or a later date we determine), you may make requests through our Internet web site for transfers of Account Balance among Investment Alternatives or to change the Investment Alternatives to which we will allocate your future Contributions (or Deferred Compensation in the case of Contracts under Section 457 Plans). You may not make any withdrawals by Internet. Our Internet web site address is www.mutualofamerica.com.

   You must use your Personal Identification Number ("PIN") to make Internet requests. On any Valuation Day, we will consider requests via Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that Valuation Day.

   Although our failure to follow reasonable procedures may result in our liability for any losses due to unauthorized or fraudulent Internet transfers, we will not be liable for following instructions we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by Internet are genuine. Those procedures are to confirm your Social Security number, check the Personal Identification Number and provide written confirmation of Internet transactions.

   We reserve the right at any time to suspend, terminate or modify the right of Participants to request transfers or changes in allocation instructions through our Internet web site.